Grizzle Growth ETF
Schedule of Investments
April 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 99.1%
Basic Materials - 9.3%
Agnico Eagle Mines, Ltd. (a)	307	$17,416
Albemarle Corp.	31	5,749
Amerigo Resources, Ltd. (a)(b)	7,649	9,090
Cameco Corp. (a)	195	5,361
Canada Nickel Co., Inc. (a)(b)	3,946	4,281
Danimer Scientific, Inc. (b)	314	992
Hudbay Minerals, Inc. (a)	727	3,642
Largo, Inc. (a)(b)	568	2,687
Lyondell Basell Industries NV - Class A (a)	149	14,097
Sociedad Quimica y Minera de Chile SA - ADR (a)	584	39,408
		102,723
Communications - 27.8% (d)
Airbnb, Inc. - Class A (b)	440	52,655
Alphabet, Inc. - Class A (b)	972	104,334
Amazon.com, Inc. (b)	401	42,285
Etsy, Inc. (b)	74	7,476
Meta Platforms, Inc. - Class A (b)	402	96,609
Roku, Inc. (b)	62	3,485
		306,844
Consumer, Cyclical - 1.9%
Canada Goose Holdings, Inc. (a)(b)	436	8,554
Dutch Bros, Inc. - Class A (b)	40	1,246
Ford Motor Co.	599	7,116
Peloton Interactive, Inc. - Class A (b)	270	2,398
Tesla, Inc. (b)	9	1,479
		20,793
Consumer, Non-Cyclical - 0.4%
Beyond Meat, Inc. (b)	131	1,774
Compass Pathways PLC - ADR (a)(b)	351	2,815
		4,589
Energy - 13.0%
Chevron Corp.	229	38,605
Comstock Resources, Inc.	2,180	25,070
EQT Corp.	1,092	38,045
Range Resources Corp.	527	13,939
Schlumberger, Ltd. (a)	146	7,205
Shell PLC - ADR (a)	132	8,181
Southwestern Energy Co. (b)	2,326	12,072
		143,117
Financial - 9.0%
Mastercard, Inc. - Class A	127	48,264
Visa, Inc. - Class A	222	51,666
		99,930
Technology - 34.8% (d)
Adobe, Inc. (b)	176	66,451
Advanced Micro Devices, Inc. (b)	377	33,693
Apple, Inc.	408	69,229
Microsoft Corp.	536	164,691
ON Semiconductor Corp. (b)	391	28,136
Twilio, Inc. - Class A (b)	167	8,786
Verint Systems, Inc. (b)	173	6,313
Wolfspeed, Inc. (b)	115	5,353
Zoom Video Communications, Inc. - Class A (b)	27	1,659
		384,311
Utilities - 2.9%
NextEra Energy, Inc.	412	31,572
TOTAL COMMON STOCKS (Cost $1,111,579)		1,093,879

MONEY MARKET FUNDS — 0.9%
First American Government Obligations Fund - Class X, 4.73% (c)	4,934	4,934
First American Treasury Obligations Fund - Class X, 4.76% (c)	4,935	4,935
TOTAL MONEY MARKET FUNDS (Cost $9,869)		9,869

TOTAL INVESTMENTS (Cost $1,121,448) — 100.0%		1,103,748
Other assets and liabilities, net — (0.0%) (e)		(468)
TOTAL NET ASSETS — 100.0%		$1,103,280

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	The rate shown is the seven-day yield at period end.
(d)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(e)	Less than 0.05% of net assets.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of April 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$1,093,879	$-	$-	$1,093,879
Money Market Funds	9,869	-	-	9,869
Total Investments - Assets	$1,103,748	$-	$-	$1,103,748

* See the Schedule of Investments for industry classifications.